                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Pease Oil and Gas Company
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price  or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5) Total fee paid:
         .......................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing  for  which the  offsetting  fee was paid previously. Identify the previous filing by registration statement number,or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         .......................................................................
         2) Form, Schedule or Registration Statement No.:
         .......................................................................
         3) Filing Party:
         .......................................................................
         4) Date Filed: ........................................................

PEASE OIL AND GAS COMPANY

                                                                                                                                                 743 Horizon Court, Suite 333
                                                                                                                                                 Grand Junction, Colorado 81506
                                                                                                                                                 Phone (970) 245-5917       Fax (970) 243-8840

Notice of Annual Meeting of Stockholders
To Be Held on July 11, 2001

        Notice is hereby given that the Annual Meeting of Stock of Stockholders of Pease Oil and Gas Company, a Nevada corporation (“Company”), will be held at the Company’s office facility located at 743 Horizon Court, Suite 333, Grand Junction, Colorado on Wednesday, July 11, 2001, at 10:00 a.m., Mountain Daylight Time, to consider and act upon the following matters:

1.	The election of one Class A director to hold office for three years and until the Annual Meeting of Stockholders in 2004, two Class B directors to hold office for two years and until the Annual Meeting of Stockholders in 2003, and two Class C directors to hold office for one year and until the Annual Meeting of Stockholders in 2002, and until their successors are duly elected and qualified;

2.	To consider a proposal to approve and adopt amended and restated Articles of Incorporation, pursuant to which:

°	Our name will be changed to "Republic Resources, Inc.," and

°	The number of shares of our authorized common stock will be increased to 10,000,000 shares.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on June 7, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. The Company’s stock transfer books will not be closed.

        Your are cordially invited to attend the meeting. Your vote is important. Therefore, whether or not you plan to attend the meeting, please complete and sign the enclosed Proxy Card and return the Proxy promptly in the enclosed, postage prepaid, addressed envelope. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

                                                                                                                                                       BY ORDER OF THE BOARD OF DIRECTORS
                                                                                                                                                       PATRICK J. DUNCAN
                                                                                                                                                       President
                                                                                                                                                       June 8, 2001

PEASE OIL AND GAS COMPANY
743 Horizon Court, Suite 333
Grand Junction, Colorado 81506

PROXY STATEMENT

        This Proxy Statement is furnished to Stockholders of Pease Oil and Gas Company, a Nevada corporation (“Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the Annual Meeting of Stockholders to be held Wednesday, July 11, 2001 beginning at 10:00 a.m. at the Company’s office facility located at 743 Horizon Court, Suite 333, Grand Junction, Colorado, or at any adjournment of said meeting. The Company’s Annual Report to Stockholders is enclosed with this Proxy Statement. It is planned that this Proxy Statement and accompanying Proxy will be mailed to Stockholders on or about June 13, 2001. Only holders of common stock (“Common Stock”) of record at the close of business on June 7, 2001 (the “Record Date”) will be entitled to vote at the Meeting of Stockholders. On that date, the Company had issued and outstanding 1,924,398 shares of Common Stock, which is the only class of voting securities of the Company, and 99,503 shares of Series C Nonvoting, Redeemable Preferred Stock (the “Series C Preferred”). All outstanding shares of Common Stock are entitled to vote and each stockholder of record shall have one vote for each share of Common Stock standing in his name on the stock transfer books of the Company. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock as of the Record Date, is required to constitute a quorum of stockholders at the meeting.

VOTING PROCEDURES

Required Vote

°	A plurality of the votes cast at the meeting is required for the election of directors.

°	The affirmative vote by the holders of a majority of the outstanding shares of our Common Stock is required to approve adoption of the Amended and Restated Articles of Incorporation.

°	The affirmative vote of a majority of the votes duly cast by the holders of Common Stock is required to approve any other matters to be acted upon at the Annual Meeting.

        Each stockholder shall have the right to vote all of such stockholder’s votes for as many nominees as there are directors to be elected. Cumulative voting for directors is not allowed.

        An abstention is deemed “present” but is not deemed a “vote cast.” As a result, abstentions and “broker non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition. A broker “non- vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner of the Common Stock. Broker “non-votes” and the shares to which a stockholder abstains are included in determining whether a quorum is present, and in tabulating voting results which require approval by a majority of outstanding shares.

        Votes will be counted and certified by one or more Inspector(s) of Election to be chosen by stockholders at the Annual Meeting. The proxies granted by stockholders will be voted individually for the election of the nominees for director listed in this Proxy Statement, unless authority to vote is withheld as indicated in the proxy.

        All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their own judgment to the same extent as the persons signing the proxy would be entitled to vote. The Annual Meeting may be adjourned in order to permit the solicitation of additional proxies. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting. Any stockholder may revoke a proxy at any time before it is voted at the Annual Meeting by (i) filing with the Secretary of the Company, at or before the taking of the vote, a written notice of revocation or a duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy).

Recommendations of the Board of Directors

        The Board of Directors recommends a vote FOR the election of the nominees for election as directors identified in this Proxy Statement and FOR approval of the proposal to adopt Amended and Restated Articles of Incorporation.

ITEM 1 — ELECTION OF DIRECTORS

        The Board of Directors is divided into three classes. Presently, the Board of Directors consists of six directors. The Board of Directors consists of one Class A director (Mr. Duncan), four Class B directors (Mr. Ruane, Mr. Osborne, Mr. Fischer, and Mr. Antry), and one Class C director (Mr. Walker). We have not had an Annual Meeting of Stockholders since 1998 and therefore we have not elected directors of any of the three classes since then. As a result, the terms of office of all of our directors are now expired.

        Three of the six persons who have been our directors have declined to run for re-election, so that we may add others to our Board. The Board of Directors is nominating two new directors whose background information is described below. None of the directors who are not standing for re-election has voiced any disagreement with Pease or the other directors on any matter relating to the Company’s operations, salaries or practices. The Board of Directors offers the appreciation of the Company to these retiring directors: Mr. Walker, who has been a director since 1996, Mr. Ruane since 1980, and Mr. Fischer who has served since 1997.

        The Board of Directors has also determined that Pease should reduce the size of our Board of Directors to five persons, at least for the present. No vote of stockholders is required on this decision, as our Articles of Incorporation, as now in effect, require a minimum of five directors. In the meantime, the Bylaws have been amended to reduce the Board to five persons effective at the Annual Meeting. If other qualified persons who could assist the Company in its present activities become available, the Board may in the future decide to increase the size of the Board. There is no present plan to increase the size of the Board of Directors following the Annual Meeting.

        Because our Articles of Incorporation specify that each class of our directors should be approximately equal in size, the Board of Directors has determined to change the classes of certain directors so that we will be electing one Class A director to serve a term of three years, ending at our Annual Meeting of Stockholders in 2004, two Class B directors for a term of two years, ending at our Annual Meeting of Stockholders in 2003, and two Class C directors whose term will expire at our Annual Meeting of Stockholders in 2002. In the future, we will resume the procedure of electing one class of directors for three year terms. A vacancy on the Board of Directors occurring by reason of death or resignation would be filled by the remaining directors and the new director would serve the remaining portion of the term. In the event the size of the Board of Directors is increased, the directors may fill the vacancy and the new director would serve until the next Annual meeting of Stockholders.

        The Board of Directors proposes that the nominees listed below be elected as members of the Board of Directors at the Annual Meeting of Stockholders. Each of the nominees shall be elected to serve as a director until the Annual meeting of Stockholders shown below, or until his respective successor is duly elected and qualified. If a nominee becomes unable or unwilling to accept nomination or election, the person or persons voting the proxy will vote for such other person or persons as may be nominated by the Board of Directors.

Information Concerning Director Nominees

        Information concerning the nominees proposed by the Board of Directors for elections of classes I, II and III is set forth below.

Class I Nominee (three year term expiring at Annual Meeting in 2004):

Patrick J. Duncan
Director since 1995
Age 38

        Patrick J. Duncan has been the Company’s President since November 1998, the Company’s Chief Financial Officer since September 1994, and the Company’s Treasurer since March 1996. In addition to managing the day-do-day activities of the Company, Mr. Duncan is responsible for all the financial, accounting and administrative reporting and compliance required by his individual job titles. Mr. Duncan was instrumental in formulating and spearheading the restructuring efforts of the Company’s “death spiral” Series B preferred stock in November 2000, the Convertible Debentures that were originally due in April 2001, as well as the other the Corporate changes that have evolved subsequent to the last annual meeting. Mr. Duncan was an Audit Manager with HEIN + ASSOCIATES LLP, Certified Public Accountants, from 1991 until joining the Company as our Controller in April 1994. From 1998 until 1991, Mr. Duncan was Audit Supervision with Coopers & Lybrand, Certified Public Accountants. Mr. Duncan received a B.S. degree from the University of Wyoming in 1985.

Class II Nominees (two year term expiring at Annual Meeting in 2003):

David A. Melman
(not presently a director)
Age 58

        David A. Melman has served as a consultant and as an officer of Carpatsky Petroleum, Inc. from October, 1998 until the present. He served as Executive Vice President and Director of XCL, Ltd., a Louisiana based exploration and development company with properties and operations in the People’s Republic of China (1984- 1997) and as a consultant from 2000 until the present. From June 1997 until October 1998 Mr. Melman was an independent consultant to Cadiz Land Co. Inc. (NASDAQ) and Saba Oil Company (AMEX). He has been a member of the boards of directors of oil and gas companies listed on the American Stock Exchange, the London Stock Exchange, the Canadian Venture Exchange and NASDAQ. Melman holds a B.S. (Economics and accounting) from Queens College of the City University of New York, a law degree from Brooklyn Law School (J.D.) and a Masters of Law–Taxation from New York University Graduate School of Law (LLM).

Homer C. Osborne
Director since 1994
Age 71

        Homer C. Osborne is a registered petroleum engineer and holds B.S. degrees in Mechanical and Petroleum Engineering from Texas A&M. Mr. Osborne has spent most of his adult life in the oil and gas industry. After serving his country in the Korean war, Mr. Osborne began his career in the oil and gas industry with Superior Oil Company in 1953. During the course of his career, Mr. Osborne has held engineering positions with several domestic and international oil companies evaluating, developing and supervising a variety of oil and gas projects - both large and small. In 1976, Mr. Osborne organized and managed his own E & P company, Osborne Oil Company, to develop and participate in domestic oil and gas projects. Mr. Osborne sold the assets of Osborne Oil Company in 1998. Since then he has participated in and provided various engineering and consulting services, including the evaluation of potential acquisition, development and exploratory prospects, in the U.S. and abroad, both onshore and offshore, for a variety of oil and gas projects.

Class III Nominee (one year term expiring at Annual Meeting in 2002):

Steve A. Antry
Director since 1996
Age 45

        Steve A. Antry is a founder, the President and Chairman of the Board of Directors of Beta Oil and Gas, Inc., a publicly held entity headquartered in Tulsa, Oklahoma. In addition, Mr. Antry founded Beta Capital Group, Inc., a financial consulting firm in November 1992, and was its President through June 1997. Beta Capital Group, Inc. specializes in selecting and working with emerging oil and gas exploration companies which have production and drilling prospects strategic for rapid growth yet also need capital and market support to achieve that growth. Mr. Antry remains Chairman of the Board of Directors of Beta Capital Group, Inc. but resigned as its President to devote his full attention to Beta Oil and Gas. Before forming Beta Capital Group, Inc., Mr. Antry was an officer of Benton Oil & Gas company, from 1989 through 1992, ultimately becoming President of a wholly owned subsidiary. Mr. Antry was a Marketing Director for Swift Energy from 1987 through 1989. Mr. Antry began working in the oil fields in Oklahoma in 1974. He has served in various exploration management capacities with different companies, including Warren Drilling Company, as Vice President of Exploration and Nerco Oil and Gas, a division of Pacific Power and Light, where he served as Western Regional Land Manager. Mr. Antry is a member of the International Petroleum Association of America “IPAA”, serving on the Capital Markets Committee and has B.B.A. and M.B.A. degrees from Texas Christian University.

J. Peter Koonce
(not presently a director)
Age 69

        J. Peter Koonce has been a registered general securities principal with GBS Financial Corp., a registered broker dealer, since 1988. Prior to that he was a senior investment executive with Wedbush Morgan Securities, a NYSE firm. Mr. Koonce held various positions in the oil and gas financing industry from 1982 through 1986 when he was president of Argo Financial, a division of Argo Petroleum Inc.. He holds a MS in Operations Research from the Florida Institute of Technology.

Directors Not Seeking Re-Election

        The terms of office of the following persons will expire at the Annual Meeting:

Stephen L. Fischer
Director since 1997
Age 42

        Stephen L. Fischer has been the Vice President of Capital Markets of Beta Oil and Gas, Inc. since 1998, and has been Vice President of Beta Capital Group, Inc. since March 1996. From April 1996 through March 1998 he was also a registered representative of Signal Securities, Inc., a registered broker-dealer. Between 1991 and before joining Beta Capital Group, Inc. in 1996, Mr. Fischer was a Registered Representative of Peacock, Hislop, Staley & Given, an Arizona based investment banking firm. Since 1983, Mr. Fischer has held various positions in the financial services industry in investment banking, retail, and institutional sales, with a special emphasis on the oil and gas exploration sector.

James C. Ruane
Director since 1980
Age 66

        James C. Ruane formerly owned and operated Goodall's Charter Bus Service, Inc., a bus chartering business representing Grey Line in the San Diego area, from 1958 to 2000 when he sold the company. Mr. Ruane has been an oil and gas investor for over 20 years and is currently enjoying retirement.

Clemons F. (“Bud”) Walker
Director since 1996
Age 61

        Clemons F. Walker has been an independent financial consultant since August of 1996. Prior to that he was employed as an investment banker and stockbroker. Between 1978 and August 1995, Mr. Walker worked for Wilson Davis in Las Vegas, Nevada when Presidential Brokerage purchased the Wilson Davis office in Las Vegas and he continued to work for the surviving entity until August of 1996. Since 1978, Mr. Walker has focused his efforts in investment banking by supporting small-cap companies through assistance in private placements, public offerings and other capital raising efforts. During his career, Mr. Walker has organized, advised, facilitated, sold and participated in numerous debt and equity transactions (both public and private) in a variety of industries, including the oil and gas industry. Mr. Walker has a B.A. degree in Business Administration from Brigham Young University with a concentration in Finance.

        The Company’s Board of Directors held three meetings during 2000. Two of these were actual meetings at which all directors attended except for James Ruane who missed one meeting. The other meeting was held by unanimous written consent without an actual meeting.

        The Company does not have an audit committee. However, the entire Board of Directors reviews the Company’s quarterly and annual financial statements and meets with the Company’s independent auditors to review the results of the annual audit and to address any accounting matters or questions raised by the auditors.

        The Company does not have a compensation committee. Because we have only one executive officer, compensation matters are addressed by the Board of Directors.

COMPENSATION OF DIRECTORS

        Directors who are employees or otherwise receive compensation from us do not receive additional compensation for service as directors. Outside directors each receive a $2,500 annual retainer fee, $750 per meeting attended and $100 per meeting conducted via telephone conference. Historically, all fees are paid in the form of the Company restricted common stock but future fees may be paid in cash and/or common stock. In December 2000, the Company issued 34,500 shares of restricted common stock valued at $21,563 to our five non-employee directors as compensation for services from September 1, 1999 though December 31, 2000 in lieu of cash fees.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of the Company’s Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon a review of the Forms 3 and 4 and any amendments thereto furnished to the Company during the Company’s fiscal year ended December 31, 2000, and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required to be filed by such persons, only the following person who was a director and beneficial owner of more than 10% of the Company’s outstanding Common Stock during the fiscal year filed late reports on Form 4:

EXECUTIVE OFFICERS

        Mr. Duncan is the only executive officer of the Company. Executive officers of the Company are elected annually at the first meeting of the Company’s Board of Directors held after each annual meeting of stockholders. Each executive officer of the Company holds office until his successor is duly elected and qualified, his death or resignation or his removal in the manner provided by the Company’s Bylaws. There are no family relationships between any of the directors or executive officers. There was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

EXECUTIVE COMPENSATION

        The Table shows certain compensation information for services rendered in all capacities during each of the last three fiscal years by the Chief Executive Officer and each executive officer who received salary and bonus in excess of $100,000 in 1997 (the “Named Executive Officers”). The following information for the Named Executive Officers includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                         Annual Compensation                     Compensation Awards(2)
                                  ---------------------------------              ----------------------
                                                          Other      Restricted       Securities
  Name and Principle                                      Annual        Stock          Underlying
           Position       Year    Salary      Bonus    Compensation     Awards       Options/SARs(#)
------------------------  ----    ------      -----    ------------    --------      ---------------
Patrick J. Duncan         2000    $ 97,500   $50,000      None        150,000            600,000
 President and CFO(1)     1999    $ 97,957    None        None          None              None
                          1998    $104,370    None        None          None              None
Willard H. Pease, Jr.
 Former President and
 CEO(3)                   1998    $108,303   $25,000    $ 150,000       None              None

________________________
(1)	Mr. Duncan was appointed by the Board of Directors as the Company’s President to succeed Mr. Pease in 1998. No additional amounts have been shown as Other Annual Compensation because the aggregate incremental cost to us for personal benefits provided to Mr. Duncan did not exceed the lesser of $50,000 or 10% of his annual salary in any given year.

(2)	In late 2000, at the time of the restructuring of the outstanding preferred stock and the termination of the merger with Carpatsky, the Board of Directors approved an amended employment agreement for Patrick J. Duncan, the Company’s President and CFO. The amended terms of the agreement, which became effective November 2, 2000, include provisions for: 1) an annual salary of $97.500; 2) an immediate $50,000 cash bonus; and 3) the issuance of 150,000 shares of restricted common stock, and a warrant to purchase up to 600,000 shares of the Company’s common stock at $0.50 per share, exercisable at the earlier of: (a) December 31, 2004; or (b)(i) as to 300,000 shares, if the Company’s reported closing sales price for its common stock is at least $1.50 for at least 80% of the trading days in a one month period (these warrants vested on March 5, 2001), and (ii) as to other 300,000 shares, if the Company’s reported closing sales price for its common stock is at least $2.00 for at least 80% of the trading days in a three month period or should the Company enter into a reorganization or merger transaction in which the deemed or actual value received by the Company is equal to or greater than $2.00 per share (these warrants had not yet vested as of the Record Date). In consideration for the cash bonus, Mr. Duncan agreed to reduce his total severance due upon change of control from $197,500 to $150,000.

(3)	Mr. Pease’s employment with the Company was terminated in December 1998 . In accordance with his amended employment agreement, Mr. Pease received a cash payment of $150,000 for severance.

Option Grants in the Last Fiscal Year

        The following table provides supplemental information relating to the Company’s grants of warrants during 2000 to the executive officers named in the Summary Compensation Table above, including the relative size of each grant, and each grant’s exercise price and expiration date. There were no stock options or stock appreciation rights (“SARs”) granted during the last fiscal year.

Option/SARs Grants in Last Fiscal Year

                                               Individual Grants
                  ---------------------------------------------------------------------------------
                                                Percent of Total
                      Numbers of Securities    Options/SARs Granted
                           Underlying             to Employees       Exercise or Base   Expiration
Name              Options/SARs(2) Granted (#)    in Fiscal Year        Price ($/Sh)        Date
----              --------------------------   --------------------  ----------------   -----------
Patrick J. Duncan          600,000                    96%                  $0.50          12/31/05

Aggregated Option Exercises in the Last Fiscal Year and the Fiscal Year-End Option Values

        The table below provides information with respect to the unexercised options to purchase the Company's common stock held by the named executive officers at December 31, 2000. No options were exercised during fiscal 2000.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                                        Number of
                                                        Securities      Value of
                                                        Underlying      Unexercised
                                                        Unexercised     In-the-Money
                                                        Options/SARs    Options/SARs
                                                        at FY-End (#)   at FY-End ($)
                   Shares Acquired                      Exercisable/    Exercisable/
      Name         on Exercise (#)   Value Realized ($) Unexercisable   Unexercisable
------------------ ---------------   ------------------ -------------   -------------
Patrick J. Duncan            None          None           0/600,000     $ 0/225,000(1)
President and CFO

____________________________
(1)	The value of the unexercised In-the-Money Options was determined by multiplying the number of unexercised warrants or options (that were in other money on December 31, 2000) by the closing sales price of the Company’s common stock on December 31, 2000 (as reported by OTCBB) and from that total, subtracting the total exercise price.

Employment Contract

        As discussed above in Note 2 to the Summary Compensation Table, the Board of Directors amended the Employment Agreement of Patrick J. Duncan on November 2, 2000. The Employment Agreement, among other things, appoints Mr. Duncan as the Company’s President and Chief Financial Officer, provides for an annual salary of $97,500 and provides for a severance payment of $150,000 should he be terminated without cause or for a change of control of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock, its only class of outstanding voting securities as of January 1, 2001, by (i) each of the Company’s directors and officers, and (ii) each person or entity who is known to the Company to own beneficially more than 5% of the outstanding common stock with the address of each such person or entity. Beneficial owners listed have sole voting and investment power with respect to the shares unless otherwise indicated.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

                                    Amount and Nature of       Percent of
 Name of Officer or Director        Beneficial Ownership(1)     Class (12)
-----------------------------       --------------------       --------
Steve A. Antry                         20,750 Shares (2)           1.08%
Patrick J. Duncan                     476,064 Shares (3)          21.17%
Stephen L. Fischer                     20,995 Shares (4)           1.09%
Homer C. Osborne                       24,759 Shares (5)           1.28%
James C. Ruane                         41,892 Shares (6)           2.17%
Clemons F. Walker                      28,985 Shares (7)           1.50%
All Officers and Directors as a
   group (six persons)                613,445 Shares (8)          26.90%

Kayne Anderson Diversified Capital
Partners, L.P.                        325,050 Shares (9)(10)       14.5%
Arbco Associates, L.P.                266,667 Shares (9)(10)       12.2%
Kayne Anderson Non-Traditional
Investments, L.P.                     300,000 Shares (9)(10)       13.5%
Kayne Anderson Capital
Partners, L.P.                        100,000 Shares (9)(10)        4.9%
Metropolitan Life Insurance Company
Separate Account EN                   433,333 Shares (9)(11)       18.4%
BellSouth Master Pension Trust        233,333 Shares (9)(11)       10.8%

_______________________
(1)	Shares are owned directly and beneficially unless stated otherwise.

(2)	Includes 15,000 shares that are owned directly by Mr. Antry, and 5,750 shares underlying presently exercisable options.

(3)	Includes 151,564 shares owned directly by Mr. Duncan, 24,500 shares underlying presently exercisable options, and 300,000 shares underlying presently exercisable warrants. Does not include 300,000 shares underlying warrants which are not presently exercisable. Mr. Duncan’s address is 743 Horizon Court, Suite 333 Grand Junction, Colorado 81506.

(4)	Includes 15,595 shares owned directly by Mr. Fischer, 400 shares owned by his wife and 5,000 shares underlying presently exercisable options.

(5)	Includes 17,276 shares owned directly by Mr. Osborne and 7,483 shares underlying presently exercisable options.

(6)	Includes 33,953 shares owned directly by Mr. Ruane, 456 shares held by Mr. Ruane as trustee for two trusts, over which shares Mr. Ruane may be deemed to have shared voting and investment power and 7,483 shares underlying presently exercisable options.

(7)	Includes 23,235 shares owned directly by Mr. Walker and 5,750 shares underlying presently exercisable options.

(8)	Includes 262,929 shares owned, directly or indirectly, 55,966 shares underlying presently exercisable options, and 300,000 shares underlying presently exercisable warrants.

(9)	Represents the number of shares of common stock issuable upon exercise of outstanding warrants at $0.50 per share.

(10)	Kayne Anderson Capital Advisors, L.P. (formerly named “KAIM Non-Traditional, L.P.”), a registered investment adviser (“KACA”), is the general partner of each of these entities. Kayne Anderson Investment Management, Inc., a Nevada corporation of which Richard Kayne is President and 75% beneficial owner, is the general partner of KACA. The address of KACA is 1800 Avenue of the Stars Floor 2 Century City, CA 90067.

(11)	State Street Research & Management, a registered investment adviser (“SSRM”), is the manager of the Metropolitan Life Insurance Company Separate Account EN, and the BellSouth Master Pension Trust. SSRM also serves as manager of other entities, some of which may hold shares of Pease. SSRM disclaims beneficial ownership of all Pease shares beneficially owned by entities it manages. The address of SSRM is One Financial Center, Boston, MA 02111

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Beta Capital Group, Inc.

        In March 1996, the Company entered into a three-year consulting agreement with Beta Capital Group, Inc. (“BCG”). BCG’s president, Steve Antry, has been a director of the Company since August 1996. The consulting agreement with BCG provided for, among other things, minimum monthly cash payments of $17,500 plus reimbursement for out-of-pocket expenses. During 1999, the last year of the agreement, BCG received $35,000 for consulting fees plus $2,750 for reimbursement out-of-pocket expenses pursuant to the terms of consulting agreement.

Transactions with Other Directors

        In July 1998 our Board of Directors established an Executive Committee designed to manage the significant aspects of our business on a committee basis. Mr. William F. Warnick, a director, was elected as Chairman of the Committee. In exchange for his services in 1998, Mr. Warnick received cash compensation of $44,010 plus $17,966 for reimbursement of out-of-pocket expenses. In 1999, Mr. Warnick received cash compensation of $17,550 plus $6,307 for reimbursement of out-of-pocket expenses. The Executive Committee was dissolved by unanimous vote of the Board of Directors on April 26, 1999 at the request of Mr. Duncan and Mr. Antry because they did not feel the Executive Committee was being utilized and any significant transactions were already being addressed by the full Board. Mr. Warnick resigned as director and Chairman of the Board on September 10, 1999.

        In August, 1999 Pease entered into an Agreement and Plan of Merger with Carpatsky Petroleum, Inc., of which Mr. Melman, a nominee for Class II director, was then a director and an executive officer. The agreement was not consummated and was ultimately terminated by mutual consent of the parties in November, 2000. In connection with the termination, Carpatsky and its controlling stockholder made payments and delivered a note of Carpatsky to Pease.

ITEM 2 — APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

        The Board of Directors has unanimously approved the adoption by the Company of Amended and Restated Articles of Incorporation. Our Articles of Incorporation have been amended numerous times in earlier years and the Board of Directors concluded that it would be appropriate to restate the Articles of Incorporation to reflect the various amendments made previously. In addition, the Board is proposing to make the following changes to the Articles of Incorporation:

        · Change the name of the corporation to “Republic Resources, Inc.”;

·	Increase the number of shares of common stock which the Company is authorized to issue from 4.0 million to 10.0 million shares; and

·	Provide that our outstanding Series C 5% Redeemable Preferred Stock shall remain outstanding with the same rights and preferences.

        A copy of the proposed Amended and Restated Articles of Incorporation in the form proposed for approval by the stockholders is attached to this Proxy Statement as Exhibit A.

Change of Name

        Because the Company has had a long and varied history, the directors are suggesting that the name of the corporation be changed to “Republic Resources, Inc.” The directors believe that a new name for the corporation will be helpful in our efforts to become a successful independent oil and natural gas producer by eliminating the perceptions which may be associated with the present name. If stockholders approve the Amended and Restated Articles of Incorporation, one of the effects will be to change our name to Republic Resources, Inc.

Increased Authorized Stock

        Presently the Company is authorized to issue 4.0 million shares of its Common Sock. There are 1,924,398 shares outstanding and 1,763,800 shares reserved for issuance upon exercise of outstanding warrants held by 10 holders. We issued the warrants in connection with replacement of our Series B 5% PIK convertible Preferred stock with the Series C preferred stock in November 2000. Our outstanding $2.65 million of convertible debentures are convertible into 1,511,715 shares of common stock. In addition, options and other warrants held by employees, directors and others would, if exercised, require the Company to issue an additional 850,513 shares of Common Stock. Thus, it is necessary to increase the authorized Common Stock to accommodate commitments previously made by the Company. The Board of Directors believes that it will be appropriate to have available for issuance, under certain circumstances, additional Common Stock above the minimum requirements. For instance, it might be appropriate in the future for the Company to issue additional shares of its Common Stock in connection with acquiring oil or natural gas properties, as incentives to employees, consultants or others in connection with performing services for the Company, to acquire other businesses or companies, or for other purposes, including capital raising. Presently, the Board of Directors has no plans to issue any stock in the foreseeable future. Stockholders of the Company have no preemptive rights to acquire their proportionate interest in any additional Common Stock or other securities issued by the Company.

        At the present time the Company is authorized under its existing Articles of Incorporation to issue an additional 605,000 shares of preferred stock, of which 99,503 shares have been designated and are issued and outstanding as our Series C 5% Redeemable Preferred Stock. Thus, we have available for issuance up to an additional 505,497 shares of preferred stock, which can be designated and assigned the rights, preferences and privileges as determined by the Board of Directors at the time of issuance.

        The Board of Directors has no plans to issue any shares of preferred stock. However, if the Amended and Restated Articles of Incorporation are approved by the stockholders, the Board of Directors will have authority to issue additional shares of preferred stock.

        The other provisions included in the Amended and Restated Articles of Incorporation do not materially change rights or obligations of the Board of Directors or the stockholders of the Company. In general, the Amended and Restated Articles of Incorporation reflect all of the various amendments to the Company’s Articles of Incorporation which have been made from time to time since organization of the Company in 1968.

        The Board of Directors recommends a vote FOR approval of the proposed Amended and Restated Articles of Incorporation.

ACCOUNTANTS

        HEIN + ASSOCIATES LLP is the independent accounting firm selected by the Board of Directors to audit the Company’s financial statements for the fiscal year ended December 31, 2000. The Board expects to retain the firm for 2001. However, the Board of Directors does not intend to seek stockholder ratification of the selection and the Board of Directors would not be precluded from selecting other auditors. No representative of HEIN + ASSOCIATES LLP is expected to be present at the Annual Meeting. Accordingly, no representative will be available to answer questions or to make any statement at the Meeting.

STOCKHOLDER PROPOSALS

        Stockholder proposals for inclusion in the Company’s proxy materials relating to the next annual meeting of stockholders must be received by the Company on or before January __, 2001.

SOLICITATION OF PROXIES

        The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company’s shares held of record by such persons and the Company will reimburse them for reasonable charges and expenses in this connection.

OTHER BUSINESS

        The Company’s Board of Directors does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

ANNUAL REPORT AND FINANCIAL STATEMENTS

        A copy of the Company’s Annual Report to Shareholders for the 2000 fiscal year which also includes the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (including financial statements), accompanies this Proxy Statement.

                                                                                                                                                                        PATRICK J. DUNCAN
                                                                                                                                                                        FOR THE BOARD OF DIRECTORS

Grand Junction, Colorado
June 8, 2001

COMMON STOCK
PROXY

PEASE OIL AND GAS COMPANY
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD July 11, 2001

The undersigned hereby constitute(s) and appoint(s) Patrick J. Duncan and Marilyn L. Adams, and each of them the true and lawful attorneys and proxies (“Proxies”) of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned’s shares of Common Stock of Pease Oil and Gas Company (the “Company”) at the Annual Meeting of Stockholders to be held at the Company’s office facility located at 743 Horizon Court, Suite 333, Grand Junction, Colorado on Wednesday July 11, 2001, at 10:00 a.m., Mountain Daylight Time, and at any and all adjournments thereof, for the following purposes:

(1)	Election of Directors

[ ]	FOR all director nominees listed below (except as marked to the contrary below)
[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

       Class I Director:       Class II Directors:      Class III Directors:
       PATRICK J. DUNCAN       DAVID A. MELMAN          STEVE A. ANTRY
                               HOMER C. OSBORNE         J PETER KOONCE
(2)	To consider a proposal to approve and adopt amended and restated Articles of Incorporation, pursuant to which:
·	The name of the corporation will be changed to "Republic Resources, Inc.," and
·	The number of shares of our authorized common stock will be increased to 10,000,000 shares.

                                              FOR [    ]                            AGAINST [    ]                            ABSTAIN [    ]

(3)	In their discretion, the Proxies are authorized to vote upon such other business as may lawfully come before the meeting, hereby revoking any Proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS.

It is understood that this Proxy confers discretionary authority in respect of matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                                                                                                              Dated and Signed:

                                                                                                                                                                                                         ,2001

                                                                                                               Signature(s) of Stockholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY TO COMPUTERSHARE TRUST COMPANY, INC., INC., P.O. BOX 1596, DENVER, COLORADO 80201-9975. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PEASE OIL AND GAS COMPANY

        We, the undersigned, Patrick J. Duncan, President, and Marilyn L. Adams, Secretary, of Pease Oil and Gas Company, a Nevada corporation, do hereby certify as follows:

        ONE: We are the duly elected and acting President and Secretary, respectively, of Pease Oil and Gas Company (the “Corporation”).

        TWO: The Corporation’s Articles of Incorporation were filed with the Secretary of State of the state of Nevada on September 11, 1968 and were amended on April 10, 1969, February 9, 1971, July 7, 1972, June 22, 1990, June 23, 1993, June 29, 1993, August 12, 1993, August 16, 1993, July 5, 1994, November 1, 1994, December 19, 1994, June 4, 1997, December 31, 1997, November 19, 1998, December 1, 1998, January 4, 2001, and January 5, 2001.

        THREE: These Amended and Restated Articles of Incorporation constitute an amendment and restatement of the original Articles of Incorporation filed September 11, 1968, as amended in accordance with Nevada Revised Statute, Section 78.403 (the “Act”), and supersede the Corporation’s original Articles of Incorporation and the above Amendments and Supplements thereto or restatements thereof.

        FOUR: The Amended and Restated Articles of Incorporation were adopted unanimously by the Board of Directors on May 11, 2001, and by the vote of stockholders at the Annual Meeting of Stockholders held on July 11, 2001. Stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power for each class of the Corporation’s securities required to vote to amend and restate the Articles of Incorporation of the Corporation voted in favor of adoption of the Amended and Restated Articles of Incorporation.

        FIVE: The directors of the Corporation have adopted, and the stockholders have duly approved the following resolution:

RESOLVED, that the Articles of Incorporation of the Corporation shall be amended and restated to read in their entirety as follows:

ARTICLE I

Name

        The name of the Corporation shall be: Republic Resources, Inc.

ARTICLE II

Purposes and Powers

        2.1. Purpose. The purpose for which the Corporation is organized is to engage in any lawful business or businesses.

        2.2. Powers. The Corporation shall have and may exercise all powers and rights granted or otherwise provided under the General Corporation Law of Nevada as in effect from time to time and any successor law.

ARTICLE III

Capital

        3.1. Authorized Capital. The aggregate number of shares which the Corporation shall have authority to issue shall be 10,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 605,000 shares of Preferred Stock, without par value (the “Preferred Stock”), of which 99,503 shares have been designated as Series C Redeemable 5%Cumulative Preferred Stock, par value $0.01 (the “Series C Preferred Stock”). References herein to Preferred Stock included the Series C Redeemable 5% Cumulative Preferred Stock. The designations, preferences, limitations and relative rights of shares of each class of stock shall be as set forth below.

        3.2. Common Stock. The holders of Common Stock shall be entitled to receive the net assets of the Corporation upon dissolution or liquidation, subject to the payment of any preferences applicable to the outstanding Preferred Stock. All Common Stock, when duly issued, shall be fully paid and non-assessable. Each holder of Common Stock shall have one vote for each share of stock standing in his name on the books of the Corporation and entitled to vote, except that in the election of directors each holder of Common Stock shall have as many votes for each share held by him as there are directors to be elected by the Common Stockholders and for whose election the stockholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise. The holders of Common Stock shall be entitled to receive dividends as they may be declared from time to time by the Board of Directors.

        3.3. Preferred Stock. The Corporation may issue the Preferred Stock from time to time in one or more series with such distinctive designations, rights, preferences, privileges and limitations as the Board of Directors shall determine. The Board of Directors hereby is expressly vested with the authority to fix and determine the relative rights and preferences of each such series of Preferred Stock to the full extent permitted by these Articles of Incorporation and the General Corporation Law of Nevada in respect to the following, provided, however, that all Preferred Stock shall be subject to the designations, rights, preferences, privileges and limitations applicable to any outstanding shares of the Series C Preferred:

(a) The rate of dividend, if any, the time of payment of dividends, when the dividends are cumulative, and the date from which any dividends shall accrue;

(b) Whether shares may be redeemed and if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares in event of either voluntary or involuntary liquidation;

(d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion, provided, that the price at which preferred shares may or shall be converted must be fixed at the time of issuance of Series A Preferred Stock;

(f) Voting powers, if any; and

(g) Any other rights or privileges authorized or permitted under the General Corporation Law of Nevada.

Notwithstanding the fixing of the number of shares constituting the particular series upon the issuance thereof, the Board of Directors may at any time thereafter authorize the issuance of additional shares of the same series or may reduce the number of shares constituting such series.

2

        The Board of Directors expressly is authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Stock, but in all other respects the shares of each series shall be of equal rank with each other, regardless of series. All Preferred Stock in any one series shall be identical in all respects.

        3.4 Series C Preferred Stock. The Series C Preferred Stock shall have the designations, rights, preferences, privileges and limitations as are established by the Certificate of Designation of the Series C 5% Redeemable Preferred Stock filed by the Corporation on November 6, 2000 with the Secretary of State of Nevada.

        3.5. No Preemptive Rights. No stockholder of the Corporation shall be entitled as of right to acquire unissued shares of the Corporation or securities convertible into such shares or carrying a right to subscribe for or to acquire such shares when issued by the Corporation, unless expressly provided to holders of Preferred Stock at the time of issuance.

ARTICLE IV

Quorum and Voting Requirements for Stockholders’ Meetings

        4.1. Quorum. The holders of a majority of the issued and outstanding shares of any class entitled to be voted on a matter shall constitute a quorum of that class of stock for action on that matter at any meeting of stockholders.

        4.2. Voting. Except as is otherwise required by the General Corporation Law of Nevada, action by stockholders on a matter other than the election of directors is approved if a quorum of stockholders is present and if the votes cast by holders of the class of stock favoring the action exceed the number of votes cast within the class of voting stock opposing the action; provided, however, that with respect to any of the following actions to be taken by stockholders of the Corporation, the approval by holders of a majority of the outstanding shares of stock entitled to vote on such matters shall be required:

(i) To sell, lease, exchange or otherwise dispose of all or substantially all of the property and assets of the Corporation, with or without its goodwill, other than in the usual and regular course of its business.

(ii) To approve a plan of merger or share exchange if stockholders' approval is required.

(iii) To dissolve the Corporation.

        4.3. Change in Quorum or Voting Requirements. Any amendment to these Articles of Incorporation adding, changing or deleting a greater quorum or voting requirement for stockholders shall meet the same quorum requirement and be adopted by the same vote and voting group required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

ARTICLE V

Board of Directors

        5.1. Board of Directors. The corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a Board of Directors. The terms of the directors shall be staggered in accordance with the following provisions.

        5.2. Number. The number of directors of the Corporation shall be no fewer than five nor more than eleven, as specified or fixed in accordance with the Bylaws. The directors, other than those who may be elected by the holders of any series of Class A Preferred Stock of the Corporation, shall be classified, with respect to the term for which they severally hold office, into three classes, as nearly equal in number as possible. The Class I directors shall serve for a term expiring at the annual meeting of stockholders to be held in the first year following adoption of these Amended and Restated Articles of Incorporation, the Class II directors shall serve for a term expiring at the annual meeting of stockholders to be held in the second year following adoption of these Amended and Restated Articles of Incorporation, and the Class III directors shall serve for a term expiring at the annual meeting of stockholders to be held in the third

3

year following adoption of these Amended and Restated Articles of Incorporation. At each annual meeting of stockholders, the successor or successors of the class of directors whose term expired at that meeting shall be elected and shall hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. In every case, a director shall continue to serve until the end of the director’s term or until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal. In the event of a vacancy existing in the number of directors by reason of death, resignation or removal of a director, the remaining directors may, by the vote of a majority of the remaining directors, elect a new director to fill the vacancy and serve the remaining portion of the term of office of the former director. If the number of directors is increased, a vacancy created by the increase shall be filled by the vote of a majority of the directors, and the new director shall serve until the next annual meeting of stockholders.

        5.3. Removal. Subject to the rights, if any, of any series of Class A Preferred Stock to elect directors and to remove any director whom the holders of any such stock have the right to elect, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office only for cause and only by the stockholders at a meeting called for that purpose. At least 30 days prior to any meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal shall be sent to the director whose removal shall be considered at the meeting. The term “cause” with respect to the removal of any director shall mean (i) conviction of a felony or plea of nolo contendere after a charge of felony, (ii) declaration of unsound mind by an order of a court of competent jurisdiction, (iii) gross dereliction of duty, including action taken which is in material conflict with the best interests of the Corporation, as determined by a majority of the disinterested directors, (iv) commission of any action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law, if such action in either event results in a material injury to the Corporation.

ARTICLE VI

Limitation on Liability

        There shall be no personal liability, either direct or indirect, of any director of the Corporation to the Corporation or to its stockholders for monetary damages for any breach or breaches of fiduciary duty as a director; except that this provision shall not eliminate the liability of a director to the Corporation or to its stockholders for monetary damages for any breach, act, omission or transaction as to which the General Corporation Law of Nevada prohibits expressly the elimination of liability, such as intentional misconduct, fraud, or a knowing violation of law, or for the payment of any dividend in violation of Section 78.300 of the General Corporation Law of Nevada.

ARTICLE VII

Indemnification

        The Corporation shall, to the fullest extent permitted by Nevada law in effect from time to time, indemnify any person against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, partner or trustee of, or any similar managerial or fiduciary position of, or as an employee or agent of, another Corporation, partnership, joint venture, trust, association, or other entity. Expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding to the fullest extent and under the circumstances permitted by Nevada law. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have the power to indemnify against such liability under the provisions of this Article VII. The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, and shall inure to the benefit of their heirs, executors and administrators. The provisions of this Article VII shall not be deemed to preclude the Corporation from indemnifying other persons from similar or other expenses and liabilities as the Board of Directors or the stockholders may determine in a specific instance or by resolution of general application.

4

ARTICLE VIII

Conflicts of Interest

        No contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any Corporation, firm, entity or association in which one or more of its directors or officers are directors or officers or are financially interested, shall be either void or voidable solely due to such financial interest or association or solely because any such director or officer is present at the meeting of the Board of Directors or a committee thereof which authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors are counted for such purpose, so long as either (i) the fact of the common directorship or financial interest is disclosed or known to the Corporation’s Board of Directors or committee and noted in the Minutes and the Board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of such director or directors; (ii) the fact of the common directorship or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of the stockholders holding a majority of the shares entitled to vote and the votes of the common or interested directors or officers shall be counted in any such vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation at the time it is authorized or approved. The common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies a contract or transaction, and if the vote of the common or interested directors is not counted at such meeting, then a majority of the disinterested directors may authorize, approve or ratify a contract or transaction.

ARTICLE IX

Combinations With Interested Stockholders

        Neither the Corporation nor its stockholders shall be subject to, nor entitled to assert the rights or privileges of Sections 78.411 through 78.444 of the General Corporation Law of Nevada, as the same may be amended from time to time.

ARTICLE X

Bylaws

        The directors of the Corporation are authorized to adopt, confirm, ratify, alter, amend, rescind and repeal Bylaws for the Corporation or any portion or provision thereof from time to time.

5

        SIX: The foregoing resolutions adopting the Amended and Restated Articles of Incorporation are true, correct and exact copies of the resolutions adopted effective May 11, 2001 and they are currently in full force and effect and have not been altered, amended, modified, rescinded or revoked.

        IN WITNESS WHEREOF, the undersigned President and Secretary of Pease Oil and Gas Company have executed this Amended and Restated Articles of Incorporation this ____ day of July, 2001.

                                                                                                                       PEASE OIL AND GAS COMPANY
(S E A L)

                                                                                                                        By: /s/   Patrick J. Duncan
                                                                                                                                    Patrick J. Duncan, President

                                                                                                                        By: /s/   Marilyn L. Adams
                                                                                                                                    Marilyn L. Adams, Secretary

STATE OF COLORADO          )
                                                       ) ss.
COUNTY OF GRAND               )

        On this ____ day of July, 2001, personally appeared before me, a Notary Public, in and for said county and state, Patrick J. Duncan and Marilyn L. Adams, known to me to be the President and Secretary, respectively, of the Corporation and stated that they executed the foregoing Amended and Restated Articles of Incorporation and upon oath each did depose and say that they are the officers of the Corporation as above designated; that they are acquainted with the seal of the Corporation and that the seal affixed to the instrument is the corporate seal of the Corporation; that the signatures to the instrument were made by officers of the Corporation as indicated after signatures; and that the Corporation executed the instrument freely and for the uses and purposes therein mentioned.

        WITNESS my hand and official seal.
(S E A L)

                                                                                                                             Notary Public in and for said County and State

6